Exhibit 99 - Joint Filer Information

The following filers have designated The Cypress Group L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

Name:                               Cypress Associates L.P.

Address:                            c/o The Cypress Group L.L.C.
                                    65 E. 55th Street, 28th Floor
                                    New York, NY 10022

Designated Filer:                   The Cypress Group L.L.C.

Issuer and Ticker Symbol:           WESCO International, Inc. [WCC]

Date of Event Requiring Statement:  8/3/05

Signature:                          CYPRESS ASSOCIATES L.P.

                                    By: The Cypress Group L.L.C.,
                                        its general partner

                                    By: /s/ James L. Singleton
                                        --------------------------------
                                        Name:  James L. Singleton
                                        Title: Member



Name:                               Cypress Merchant Banking Partners L.P.

Address:                            c/o The Cypress Group L.L.C.
                                    65 E. 55th Street, 28th Floor
                                    New York, NY 10022

Designated Filer:                   The Cypress Group L.L.C.

Issuer and Ticker Symbol:           WESCO International, Inc. [WCC]

Date of Event Requiring Statement:  8/3/05

Signature:                          CYPRESS MERCHANT BANKING PARTNERS L.P.

                                    By: Cypress Associates L.P.,
                                        its general partner

                                        By: The Cypress Group L.L.C.,
                                            its general partner

                                        By: /s/ James L. Singleton
                                            ------------------------------
                                            Name:  James L. Singleton
                                            Title: Member



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Name:                               Cypress Offshore Partners L.P.

Address:                            c/o The Cypress Group L.L.C.
                                    65 E. 55th Street, 28th Floor
                                    New York, NY 10022

Designated Filer:                   The Cypress Group L.L.C.

Issuer and Ticker Symbol:           WESCO International, Inc. [WCC]

Date of Event Requiring Statement:  8/3/05

Signature:                          CYPRESS OFFSHORE PARTNERS L.P.

                                    By: Cypress Associates L.P.,
                                        its general partner

                                        By: The Cypress Group L.L.C.,
                                            its general partner

                                        By: /s/ James L. Singleton
                                            ------------------------------
                                            Name:  James L. Singleton
                                            Title: Member